                                                                   Exhibit 10.22

THE SHARES BEING SUBSCRIBED FOR HEREIN HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                            STOCK PURCHASE AGREEMENT


                   THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 28th day of January, 1999, by and between Bionutrics, Inc., a Nevada corporation (the "Company"), and Ropart Investments LLC (the "Investor").

THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.        Purchase and Sale of Stock.

                   1.1 Sale and Issuance of Stock. On the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions herein set forth, the Company agrees to issue and sell 250,000 (two hundred fifty thousand) shares of its Common Stock, $.001 par value, at $2.00 per share (the "Shares"), and the Investor hereby subscribes for and agrees to purchase the Shares upon acceptance of this Agreement by the Company.

                   1.2 Payment. Investor is delivering with this Agreement the full amount of the purchase price of the Shares in the amount of $500,000 in U.S. funds by wire transfer as directed by the Company to the Company's designated escrow account. Such funds deposited into the escrow account on behalf of the Investor shall be held until the conditions for the Closing of the offering have been met.

                   1.3 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall be deemed to have occurred when this Agreement has been executed by both the Investor and the Company and payment shall have been made as set forth in 1.2 above in consideration for the Company's delivery into the escrow account of certificates representing the Shares subscribed for. If at the Closing any of the conditions specified in
Section 5 hereof shall not have been fulfilled to the reasonable satisfaction of Investor, then Investor shall, at its election, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or unfulfillment. If at the Closing any of the conditions specified in Section 4 hereof shall not have been fulfilled to the reasonable satisfaction of the Company, the Company shall, at its election, be relieved of all of its obligations under this Agreement, without thereby waiving any other rights it may have by reason of such failure or unfulfillment.

         2. Representation and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:

                   2.1 Organization, Good Standing and Qualification. The Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, operations, prospects, condition (financial or other), or properties.

                   2.2 Capitalization. The authorized capital of the Company consists of:

                          (i) Common Stock. 45,000,000 shares of common stock
("Common Stock"), par value $.001, of which 20,355,732 shares are issued and outstanding as of January 15, 1999.

                          (ii) Preferred Stock. 5,000,000 shares of preferred
stock ("Preferred Stock"), par value $.001, none of which is outstanding. The Preferred Stock may be issued from time to time in one or more series and the Board of Directors is authorized to fix the rights and terms relating to dividends, conversion, voting, redemption, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each such series.

                          (iii) Warrants, Options and Other Rights. There are no
preemptive rights or rights of first refusal for the purchase or acquisition from the Company of any shares of its capital stock. As of October 31, 1998, there were outstanding options and warrants to purchase up to 2,810,144 shares of Common Stock not issued under the Company's Stock Option Plan. As of October 31, 1998, options in the amount of 2,152,756 shares were outstanding pursuant to the Company's Stock Option Plan.

                   2.3 Valid Issuance of Shares. All of the outstanding shares of the Company's stock have been duly and validly authorized and issued, are fully paid and nonassessable, and no further approval or authority of the stockholders or the directors of the Company will be required by the Company for the issuance of the Shares. The Shares when issued and paid for in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

                   2.4 Financial Statements. Except as otherwise stated in the notes thereto, the audited financial statements contained in the Form 10-K for the year ended October 31, 1998 consisting of an Independent Auditors' Report dated January 8, 1999, Consolidated Balance Sheets as of October 31, 1998 and 1997, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended October 31, 1998, 1997 and 1996 have been prepared in conformity with United States generally accepted accounting principles applied, except as stated therein, on a consistent basis. The financial statements fairly present the financial position and result of operations and changes in financial position of the Company as of the dates and for the periods indicated.

         Except as reflected in such financial statements and the notes thereto, the Company has no liabilities, absolute or contingent, material to the operations, business, prospects, assets, properties or condition (financial or other) of the Company, other than (i) ordinary course liabilities incurred since the last date of such financial statements in connection with the conduct of the business of the Company, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the financial statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                   2.5 No Conflict with Other Instruments. Neither the sale of the Shares nor the consummation of the transactions herein contemplated, will:
(i) conflict with or constitute a breach of, permit the termination of, constitute a default under, or violation of (A) the Articles of Incorporation, as amended, or bylaws of the Company, (B) any material agreement, indenture, mortgage, deed of trust or other material instrument or agreement or undertaking by which the Company is bound or to which any of its properties is subject, or,
(C) to the knowledge of the Company, a violation of any law, administrative regulation, or court decree to which the properties or assets of the Company is subject; or (ii) result in the creation or imposition of any material lien, charge or encumbrance upon the property or assets of the Company.

                   2.6 Authorization. The Company has the corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions, and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Company. No consent, approval, authorization or order of any court or governmental agency or board or any other third party, or registration, qualification, designation or filing with any Federal, state or local authority is required to consummate the transactions contemplated by this Agreement.

         3. Representations and Warranties of Investor. By executing this Agreement, Investor hereby represents and warrants to and covenants with the Company as follows:

                   3.1 Authorization. Investor has the power and authority to enter into this Agreement and to perform all of its obligations hereunder and this Agreement constitutes a valid, binding and enforceable obligation of Investor.

                   3.2 Legal Investment and Compliance with Laws. The purchase of the Shares by Investor is legally permitted by all laws and regulations to which Investor is subject and all consents, approvals, authorizations of or designations, declarations, or filings in connection with the valid execution and delivery of this Agreement by Investor or the purchase of the Shares by Investor has been obtained, or will be obtained. Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including (i) any foreign exchange restrictions applicable to such purchase, and (ii) the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. Such Investor's subscription and payment for, and its continued beneficial ownership of the Shares, will not violate any applicable securities or other laws of its jurisdiction.

                   3.3 Access to Information. Investor acknowledges that it has received the Company's Form 10-K/A for the period ended October 31, 1997, and the Form 10-K for the period ended October 31, 1998 (the "Offering Documents"), and is familiar with and understands the operations of the Company.

                          (a) Investor understands and acknowledges that the
Offering Documents provided in connection with this investment have been prepared by the Company. Accordingly, Investor understands and acknowledges that no independent investment banking firm or legal counsel have passed upon or assumed any responsibility for the accuracy, completeness or fairness of the information contained in the Offering Documents.

                          (b) Investor understands and acknowledges that any
financial projections provided in connection with this investment and have not been prepared by independent accountants and are based on numerous assumptions regarding sales, revenues and expenses and other factors which may not be realized in the future.

                          (c) Investor acknowledges that it has been encouraged
to rely upon the advice of its legal counsel and accountants or other financial advisers with respect to the financial, tax and other considerations relating to the purchase of the Shares and has been offered, during the course of discussions concerning the purchase of the Shares, the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as Investor has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

                          (d) Investor represents and warrants that, in
determining to purchase the Shares, it has relied solely upon the documents provided and the advice of its advisors with respect to the tax, foreign and U.S., and other consequences involved in purchasing the Shares.

                   3.4 Acquisition for Investment and Unregistered Nature of the Shares.

                          (a) Investor represents and warrants that the Shares
being acquired are being acquired for its own account without a view to public distribution or resale and that Investor has no contract, understanding, agreement or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person.

                          (b) Investor represents and warrants that it (i) is
experienced in evaluating and investing in securities of companies in the developmental stage and acknowledges that it can fend for itself, (ii) can bear the economic risk of the purchase of the Shares including the total loss of its investment, and (iii) has such knowledge and experience in business and financial matters as to be capable of evaluating the merits and risks of an investment in the Shares.

                          (c) Investor understands that the Shares have not been
registered under the 1933 Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.

                          (d) Investor agrees that it will not sell or otherwise
transfer or dispose of the Shares or any portion thereof unless such Shares are registered under the 1933 Act and any applicable state securities laws, or unless Investor obtains an opinion of counsel which is reasonably satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements.

                          (e) Investor understands that (i) the Company has no
obligation to register any Shares for resale or transfer under the 1933 Act or any state securities laws and has made no representation that it will file the necessary reports or publish the necessary information as required by Rule 144 under the 1933 Act that would make available an exemption from the registration requirements of any such laws for the resale or transfer of the Shares; (ii) the Company may place a legend on any certificates representing the Shares indicating that the Shares may not be transferred except in accordance with an exemption from the 1933 Act; (iii) the Company will not register a transfer not made in accordance with an exemption from the 1933 Act; and (iv) Investor therefore may be precluded from selling or otherwise transferring or disposing of any of the Shares or any portion thereof for an indefinite period of time or at any particular time.

                   3.5    Further Representations and Understandings.

                          (a) Investor understands that no federal or state
agency including the Securities and Exchange Commission, the Arizona Corporation Commission or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering or the accuracy or adequacy of the documents, or made any finding or determination as to the fairness of the Shares for public investment and any representation to the contrary is a criminal offense.

                          (b) Investor understands that the Shares are being
offered and sold in reliance on specific exemptions or exclusions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Investor to acquire the Shares.

                          (c) Investor represents and warrants that the
information set forth herein concerning Investor is true and correct.

         4. Conditions to Obligations of the Company. The obligations of the Company under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by the
Company:

                   4.1 Representations and Warranties Correct. All of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

                   4.2 Performance of Covenants and Agreements. All of the covenants and agreements of Investor contained in this Agreement and required to be performed on or before the date of Closing shall have been performed in all material respects to the reasonable satisfaction of the Company.

                   4.3    Legal Action.

                          (a) There shall not have been instituted any material
legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement.

                          (b) None of the parties hereto shall be prohibited in
any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

         5. Conditions to Obligations of Investor. The obligations of Investor under this Agreement are subject to satisfaction of the following conditions at or prior to the Closing, any of which may be waived by Investor.

                   5.1 Representations and Warranties Correct. All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the Closing with the same effect as if made on the date of Closing.

                   5.2    Legal Action.

                          (a) There shall not have been instituted or threatened
any legal proceedings seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from Investor with respect thereto.

                          (b) None of the parties hereto shall be prohibited by
any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

         6. Legends. The certificates evidencing any of the Shares shall be endorsed with the legend set forth below, and Investor covenants that Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY WERE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE

         SECURITIES LAWS, OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         7.        Miscellaneous.

                   7.1 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed delivered personally to the party being given notice or by facsimile, overnight courier service or by registered or certified mail, return receipt requested, postage prepaid if to Investor at its address set forth herein or if to the Company at 2425 East Camelback Road, Suite 650, Phoenix, Arizona 85016 or at such other address as may have been furnished by the Company to Investor.

                   7.2 Construction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Arizona without giving effect to principles of conflicts of law.

                   7.3 Entire Agreement; Amendments and Waiver. This Agreement sets forth the entire understanding of the parties with respect to the transactions contemplated hereby, and neither party shall be bound by nor deemed to have made any representations and/or warranties except those contained herein or incorporated herein by reference. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Investor.

                   7.4 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, estate, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                   7.5 Headings. The terms used in this Agreement shall be deemed to include the masculine and the feminine in the singular and the plural as the context requires. The headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                   7.6 Survival of Representations and Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement and delivery of and payment for the Shares regardless of any investigation made by or on behalf of the parties.

                   7.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                   7.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                   IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date indicated above.


INVESTOR


Ropart Investments LLC             Robert B. Goergen, Managing Member
--------------------------         -------------------------------------------
Exact Name in which Shares         PRINT Name of Individual with authority to
are to be registered               Purchase the Shares on behalf of Investor
                                   and state capacity in which signing

                                   /s/Robert B. Goergen
                                   --------------------------------------------
                                   SIGNATURE of Individual with Authority to
                                   Purchase


                                   DELIVERY INSTRUCTIONS
                                   --------------------------------------------
BIONUTRICS, INC.                   Type or print address where certificates
                                   are to be delivered

                                   100 Field Point Road
                                   --------------------------------------------
By:  Ronald H. Lane
     ---------------------         --------------------------------------------
Its:  President                    Street

                                   Greenwich, CT  06830
                                   --------------------------------------------
                                   City, State or Province, Country

                                   (203) 552-6622 or (203) 661-1988, Ext. 66
                                   --------------------------------------------
                                   Telephone Number

                                   ATTN:  Patricia Elliott
                                   --------------------------------------------

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (ii) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH A PROPOSED SALE OR TRANSFER.


                                  COMMON STOCK
                                PURCHASE WARRANT

                          For the Purchase of Shares of

                                 Common Stock of

                                BIONUTRICS, INC.

                          (Par Value $0.001 Per Share)

              (Incorporated under the Laws of the State of Nevada)

                    VOID AFTER 5:00 P.M. PST ON JUNE 30, 1999

                   Date of Original Issuance: January 28, 1999

         This is to certify that, for value received, Ropart Investments LLC, or assigns (the "Warrantholder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase 250,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of BIONUTRICS, INC., a Nevada corporation (the "Company"), for the Warrant Price (as defined below), and to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant is being issued in connection with the terms of that certain Stock Purchase Agreement dated January 28, 1999, by and between the Warrantholder and the Company.

1.       TERMS AND EXERCISE OF WARRANT.

         (a) WARRANT SHARES. Warrant Shares (as defined below) may be acquired in accordance with the terms of this Warrant until the Termination Date (as defined below). The Warrantholder may exercise this Warrant with respect to all Warrant Shares effective immediately.

         (b) EXERCISE PERIOD. Subject to the terms of this Warrant, the Warrantholder shall have the right, at any time during the Exercise Period (as defined below), to exercise this Warrant for any or all Warrant Shares and to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock which the Warrantholder may at the time be entitled to purchase pursuant to this Warrant. The 250,000 shares of Common Stock subject to this Warrant and any other securities that the Company may be required by the operation of Section 3 to issue upon the exercise hereof are referred to herein as the "Warrant Shares." The "Exercise Period" shall mean the period commencing on the Date of Original Issuance for such Warrant Shares and ending at 5:00 P.M., Mountain Standard Time, on June 30, 1999 (the "Termination Date"), or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day. If this Warrant is not exercised on or prior to the Termination Date, this Warrant shall become void and all rights of the Warrantholder hereunder shall cease.

                  (c) METHOD OF EXERCISE. The Warrantholder may exercise this Warrant by surrender of this Warrant to the Company at its principal office in Phoenix, Arizona (or at such other address as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company or such other address as the Warrantholder may designate in writing), together with the form of Election to Purchase included as Exhibit A hereto, duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Warrant Price"), together with all taxes applicable upon such exercise. Payment of the Aggregate Warrant Price shall be made in cash or by certified check or cashier's check, payable to the order of the Company.

                  (d) PARTIAL EXERCISE. At the election of the Warrantholder, this Warrant shall be exercisable in whole or in part at any time, and from time to time, during the Exercise Period.

                  (e) SHARE ISSUANCE UPON EXERCISE. Upon the exercise and surrender of this Warrant certificate and payment of the Aggregate Warrant Price, the Company shall issue and cause to be delivered with all reasonable dispatch to the Warrantholder, in such name or names as the Warrantholder may designate in writing, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 4 hereof, with respect to any fractional Warrant Shares otherwise issuable upon such surrender and, if applicable, the Company shall issue and deliver a new Warrant to the Warrantholder for the number of Warrant Shares not so exercised. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Warrant Shares as of the close of business on the date of the surrender of the Warrant and payment of the Aggregate Warrant Price, notwithstanding that the certificates representing such Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         2. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon the exercise of this Warrant shall be $2.00 per share, subject to adjustment pursuant to Section 3 hereof (originally and as adjusted, the "Warrant Price").

         3. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND WARRANT PRICE. The Company agrees to reserve and shall keep reserved for issuance the number of shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (1) pay a dividend or make a distribution in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value), the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price in effect immediately prior thereto shall be adjusted as follows:

                          (i) The number of Warrant Shares issuable upon
exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such adjustment, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such adjustment; and

                          (ii) The Warrant Price shall be adjusted by
multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares as so adjusted.

         An adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date in the case of a dividend or distribution (provided, however, that such adjustments shall be reversed if such dividends or distributions are not actually paid) and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 3(a), the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Warrant Price between or among the shares of such classes of capital stock.

                  (b) In case of any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation wherein the Company is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or other property or assets which would have been receivable by such Warrantholder upon such reclassification, consolidation, merger or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

                  (c) No adjustment in the number of securities purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in the number of securities (calculated to the nearest full share or unit thereof) then purchasable upon the exercise of this Warrant; provided, however, that any adjustment which by reason of this
Section 3(c) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (d) For the purpose of this Section 3, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock of the Company at January 28, 1999, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares of the Company's capital stock other than Common Stock, thereafter the number of such other shares so purchasable upon the exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this
Section 3.

                  (e) Whenever the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the Company's chief financial officer setting forth the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant, the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

                  (f) Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price or number or kind of securities stated in this Warrant initially issuable hereunder.

         4. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares upon exercise of this Warrant, but shall pay an amount in cash equal to the closing price of the Company's Common Stock on the Nasdaq SmallCap Market or other trading market on the day preceding the date of the surrender of this Warrant pursuant to Section 1(c) hereof, or if there is no public market, cash equal to the then fair market value of the shares as reasonably determined by the Board of Directors of the Company, in its sole discretion, multiplied by such fraction.

         5. TRANSFER PROHIBITION. Neither this Warrant nor any rights hereunder may be sold, exchanged, conveyed, assigned, given, pledged, hypothecated or otherwise transferred by the Warrantholder.

         6. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER. Prior to the exercise of this Warrant pursuant to the terms hereof, nothing contained in this Warrant shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, either at law or in equity, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or for any other matter.

         7. NOTICES. Any notice given pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given upon (a) personal delivery, (b) transmitter's confirmation of the receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier, or (d) the expiration of three business days after the day when mailed by United States Postal Service by certified or registered mail, return receipt requested, postage prepaid at the following addresses:

         If to the Company:

                  Bionutrics, Inc.
                  2425 E. Camelback Road, Suite 650
                  Phoenix, Arizona  85016
                  Attention:  George E. Duck, Jr.

         with a copy to:

                  O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A. One E. Camelback Road, Suite 1100
                  Phoenix, Arizona 85012
                  Attention: Jean E. Harris, Esq.

         If to the Warrantholder:

                  Ropart Investments LLC
                  100 Field Point road
                  Greenwich, Connecticut  06830
                  Attention:  Patricia Elliott

         with a copy to:

                  Finn Dixon & Herling
                  1 Landmark Square
                  Suite 1404
                  Stamford, Connecticut  06901
                  Attention:  Harold B. Finn III, Esq.

         Each party hereto may, from time to time, change the address to which notices to it are to be transmitted, delivered or mailed hereunder by notice in accordance herewith to the other party.

         8. INVESTMENT REPRESENTATION. The Warrantholder hereby represents to the Company that it is acquiring this Warrant for its own account, as principal, for investment and not with a view to or the intent to participate in, directly or indirectly, the resale, assignment, distribution or fractionalization of all or any part hereof. Further, the Warrantholder shall furnish the Company an investment letter, in form and substance satisfactory to the Company, prior to the issuance of any Warrant Shares or other securities issuable upon the exercise hereof, to the effect that such securities, and any additional securities of the Company for which such securities may be exercised or exchanged or into which they may ultimately be converted, if not registered pursuant to applicable state and federal securities laws, will be acquired for investment and not with a view to the sale or distribution thereof. The Warrantholder hereby further represents that it has been provided with, or given reasonable access to, full and fair disclosure of all material information regarding the Company, this Warrant, and the Common Stock.

         9. GENERAL PROVISIONS.

                  (a) SUCCESSORS. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

                  (b) CHOICE OF LAW. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance, and enforcement, and without giving effect to the principles of any Arizona or other conflict-of-law provisions to the contrary.

                  (c) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations or agreements and all other oral, written, or other communications between them concerning the subject matter of this Warrant.

                  (d) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

                  (e) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.

         IN WITNESS WHEREOF, the Company caused this Warrant to be duly executed as of the date first above written.

                                        BIONUTRICS, INC., a Nevada corporation


                                        By:  Ronald H. Lane
                                             ----------------------------------
                                        Its:  President
                                             ----------------------------------

         The Warrantholder hereby agrees to and accepts the terms and conditions of this Warrant this 28th day of January, 1999.

                                        FOR ROPART INVESTMENTS LLC

                                        /s/Robert B. Goergen
                                        ---------------------------------------

                                        By:  Robert B. Goergen
                                             ----------------------------------
                                        Its:  Managing Member
                                             ----------------------------------

                                    EXHIBIT A

                              ELECTION TO PURCHASE




Bionutrics, Inc.
2425 E. Camelback Road, Suite 650
Phoenix, Arizona 85016

                  The undersigned hereby irrevocably elects to exercise the right of purchase set forth in the attached Warrant to purchase thereunder ____________________ shares of the Common Stock (the "Warrant Shares") provided for therein and requests that the Warrant Shares be issued in the name of


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please Print Name, Address and SSN or EIN of Shareholder above)


Dated:
      -----------------


Name of Warrantholder or Assignee:
                                   --------------------------------------------
                                           (Please Print)


Signature:
          ---------------------------------------------------------------------
               (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

Address:
         ------------------------------------------------

         ------------------------------------------------

Aggregate Warrant Price Paid: $
                               ------------------
Method of payment:
                    -----------------------------------------------------------
                                       (Please Print)

-------------------------------------------------------------
Medallion Signature Guarantee (required if an assignment of Warrant Shares acquired on exercise is made upon exercise.)

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (ii) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH A PROPOSED SALE OR TRANSFER.


                                  COMMON STOCK
                                PURCHASE WARRANT

                          For the Purchase of Shares of

                                 Common Stock of

                                BIONUTRICS, INC.

                          (Par Value $0.001 Per Share)

              (Incorporated under the Laws of the State of Nevada)

                  VOID AFTER 5:00 P.M. PST ON DECEMBER 30, 1999

                   Date of Original Issuance: January 28, 1999

         This is to certify that, for value received, Ropart Investments LLC, or assigns (the "Warrantholder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase 250,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of BIONUTRICS, INC., a Nevada corporation (the "Company"), for the Warrant Price (as defined below), and to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant is being issued in connection with the terms of that certain Stock Purchase Agreement dated January 28, 1999, by and between the Warrantholder and the Company.

         1.       TERMS AND EXERCISE OF WARRANT.

                  (a) WARRANT SHARES. Warrant Shares (as defined below) may be acquired in accordance with the terms of this Warrant until the Termination Date (as defined below). The Warrantholder may exercise this Warrant with respect to all Warrant Shares effective immediately.

                  (b) EXERCISE PERIOD. Subject to the terms of this Warrant, the Warrantholder shall have the right, at any time during the Exercise Period (as defined below), to exercise this Warrant for any or all Warrant Shares and to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock which the Warrantholder may at the time be entitled to purchase pursuant to this Warrant. The 250,000 shares of Common Stock subject to this Warrant and any other securities that the Company may be required by the operation of Section 3 to issue upon the exercise hereof are referred to herein as the "Warrant Shares." The "Exercise Period" shall mean the period commencing on the Date of Original Issuance for such Warrant Shares and ending at 5:00 P.M., Mountain Standard Time, on December 30, 1999 (the "Termination Date"), or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day. If this Warrant is not exercised on or prior to the Termination Date, this Warrant shall become void and all rights of the Warrantholder hereunder shall cease.

                  (c) METHOD OF EXERCISE. The Warrantholder may exercise this Warrant by surrender of this Warrant to the Company at its principal office in Phoenix, Arizona (or at such other address as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company or such other address as the Warrantholder may designate in writing), together with the form of Election to Purchase included as Exhibit A hereto, duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Warrant Price"), together with all taxes applicable upon such exercise. Payment of the Aggregate Warrant Price shall be made in cash or by certified check or cashier's check, payable to the order of the Company.

                  (d) PARTIAL EXERCISE. At the election of the Warrantholder, this Warrant shall be exercisable in whole or in part at any time, and from time to time, during the Exercise Period.

                  (e) SHARE ISSUANCE UPON EXERCISE. Upon the exercise and surrender of this Warrant certificate and payment of the Aggregate Warrant Price, the Company shall issue and cause to be delivered with all reasonable dispatch to the Warrantholder, in such name or names as the Warrantholder may designate in writing, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 4 hereof, with respect to any fractional Warrant Shares otherwise issuable upon such surrender and, if applicable, the Company shall issue and deliver a new Warrant to the Warrantholder for the number of Warrant Shares not so exercised. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Warrant Shares as of the close of business on the date of the surrender of the Warrant and payment of the Aggregate Warrant Price, notwithstanding that the certificates representing such Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         2. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon the exercise of this Warrant shall be $2.00 per share, subject to adjustment pursuant to Section 3 hereof (originally and as adjusted, the "Warrant Price").

         3. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND WARRANT PRICE. The Company agrees to reserve and shall keep reserved for issuance the number of shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (1) pay a dividend or make a distribution in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value), the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price in effect immediately prior thereto shall be adjusted as follows:

                          (i) The number of Warrant Shares issuable upon
exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such adjustment, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such adjustment; and

                          (ii) The Warrant Price shall be adjusted by
multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares as so adjusted.

         An adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date in the case of a dividend or distribution (provided, however, that such adjustments shall be reversed if such dividends or distributions are not actually paid) and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 3(a), the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Warrant Price between or among the shares of such classes of capital stock.

                  (b) In case of any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation wherein the Company is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or other property or assets which would have been receivable by such Warrantholder upon such reclassification, consolidation, merger or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

                  (c) No adjustment in the number of securities purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in the number of securities (calculated to the nearest full share or unit thereof) then purchasable upon the exercise of this Warrant; provided, however, that any adjustment which by reason of this
Section 3(c) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (d) For the purpose of this Section 3, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock of the Company at January 28, 1999, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares of the Company's capital stock other than Common Stock, thereafter the number of such other shares so purchasable upon the exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this
Section 3.

                  (e) Whenever the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the Company's chief financial officer setting forth the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant, the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

                  (f) Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price or number or kind of securities stated in this Warrant initially issuable hereunder.

         4. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares upon exercise of this Warrant, but shall pay an amount in cash equal to the closing price of the Company's Common Stock on the Nasdaq SmallCap Market or other trading market on the day preceding the date of the surrender of this Warrant pursuant to Section 1(c) hereof, or if there is no public market, cash equal to the then fair market value of the shares as reasonably determined by the Board of Directors of the Company, in its sole discretion, multiplied by such fraction.

         5. TRANSFER PROHIBITION. Neither this Warrant nor any rights hereunder may be sold, exchanged, conveyed, assigned, given, pledged, hypothecated or otherwise transferred by the Warrantholder.

         6. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER. Prior to the exercise of this Warrant pursuant to the terms hereof, nothing contained in this Warrant shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, either at law or in equity, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or for any other matter.

         7. NOTICES. Any notice given pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given upon (a) personal delivery, (b) transmitter's confirmation of the receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier, or (d) the expiration of three business days after the day when mailed by United States Postal Service by certified or registered mail, return receipt requested, postage prepaid at the following addresses:

         If to the Company:

                  Bionutrics, Inc.
                  2425 E. Camelback Road, Suite 650
                  Phoenix, Arizona  85016
                  Attention:  George E. Duck, Jr.

         with a copy to:

                  O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A. One E. Camelback Road, Suite 1100
                  Phoenix, Arizona 85012
                  Attention: Jean E. Harris, Esq.

         If to the Warrantholder:

                  Ropart Investments LLC
                  100 Field Point road
                  Greenwich, Connecticut  06830
                  Attention:  Patricia Elliott

         with a copy to:

                  Finn Dixon& Herling
                  1 Landmark Square
                  Suite 1404
                  Stamford, Connecticut  06901
                  Attention:  Harold B. Finn III, Esq.

         Each party hereto may, from time to time, change the address to which notices to it are to be transmitted, delivered or mailed hereunder by notice in accordance herewith to the other party.

         8. INVESTMENT REPRESENTATION. The Warrantholder hereby represents to the Company that it is acquiring this Warrant for its own account, as principal, for investment and not with a view to or the intent to participate in, directly or indirectly, the resale, assignment, distribution or fractionalization of all or any part hereof. Further, the Warrantholder shall furnish the Company an investment letter, in form and substance satisfactory to the Company, prior to the issuance of any Warrant Shares or other securities issuable upon the exercise hereof, to the effect that such securities, and any additional securities of the Company for which such securities may be exercised or exchanged or into which they may ultimately be converted, if not registered pursuant to applicable state and federal securities laws, will be acquired for investment and not with a view to the sale or distribution thereof. The Warrantholder hereby further represents that it has been provided with, or given reasonable access to, full and fair disclosure of all material information regarding the Company, this Warrant, and the Common Stock.

         9.       GENERAL PROVISIONS.

                  (a) SUCCESSORS. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

                  (b) CHOICE OF LAW. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance, and enforcement, and without giving effect to the principles of any Arizona or other conflict-of-law provisions to the contrary.

                  (c) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations or agreements and all other oral, written, or other communications between them concerning the subject matter of this Warrant.

                  (d) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

                  (e) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.

         IN WITNESS WHEREOF, the Company caused this Warrant to be duly executed as of the date first above written.

                                      BIONUTRICS, INC., a Nevada corporation


                                      By:  Ronald H. Lane
                                           ------------------------------------
                                      Its:  President
                                           ------------------------------------

         The Warrantholder hereby agrees to and accepts the terms and conditions of this Warrant this 28th day of January, 1999.

                                       FOR ROPART INVESTMENTS LLC

                                       /s/Robert B. Goergen
                                       ----------------------------------------
                                       By:  Robert B. Goergen
                                            -----------------------------------
                                       Its:  Managing Member
                                            -----------------------------------

                                    EXHIBIT A

                              ELECTION TO PURCHASE




Bionutrics, Inc.
2425 E. Camelback Road, Suite 650
Phoenix, Arizona 85016

                  The undersigned hereby irrevocably elects to exercise the right of purchase set forth in the attached Warrant to purchase thereunder shares of the Common Stock (the "Warrant Shares") provided for therein and requests that the Warrant Shares be issued in the name of

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

(Please Print Name, Address and SSN or EIN of Shareholder above)


Dated:
      -------------------

Name of Warrantholder or Assignee:
                                  ---------------------------------------------
                                             (Please Print)

Signature:
          --------------------------------------------------------------------
               (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

Address:
          ---------------------------------------------------------------------

          ---------------------------------------------------------------------

Aggregate Warrant Price Paid: $
                               --------------------
Method of payment:
                    -----------------------------------------------------------
                                      (Please Print)

-------------------------------------------------------------------------------
Medallion Signature Guarantee (required if an assignment of Warrant Shares acquired on exercise is made upon exercise.)

NEITHER THIS WARRANT, NOR THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF, HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAW. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS SHALL HAVE BECOME EFFECTIVE WITH REGARD THERETO OR (ii) IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY ACCEPTABLE TO THE COMPANY, REGISTRATION UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED IN CONNECTION WITH A PROPOSED SALE OR TRANSFER.


                                  COMMON STOCK
                                PURCHASE WARRANT

                          For the Purchase of Shares of

                                 Common Stock of

                                BIONUTRICS, INC.

                          (Par Value $0.001 Per Share)

              (Incorporated under the Laws of the State of Nevada)

                  VOID AFTER 5:00 P.M. PST ON DECEMBER 30, 2000

                   Date of Original Issuance: January 28, 1999

         This is to certify that, for value received, Ropart Investments LLC, or assigns (the "Warrantholder"), is entitled, subject to the terms and conditions hereinafter set forth, to purchase 250,000 shares of common stock, par value $0.001 per share (the "Common Stock"), of BIONUTRICS, INC., a Nevada corporation (the "Company"), for the Warrant Price (as defined below), and to receive a certificate or certificates for the shares of Common Stock so purchased. This Warrant is being issued in connection with the terms of that certain Stock Purchase Agreement dated January 28, 1999, by and between the Warrantholder and the Company.

         1.       TERMS AND EXERCISE OF WARRANT.

                  (a) WARRANT SHARES. Warrant Shares (as defined below) may be acquired in accordance with the terms of this Warrant until the Termination Date (as defined below). The Warrantholder may exercise this Warrant with respect to all Warrant Shares effective immediately.

                  (b) EXERCISE PERIOD. Subject to the terms of this Warrant, the Warrantholder shall have the right, at any time during the Exercise Period (as defined below), to exercise this Warrant for any or all Warrant Shares and to purchase from the Company up to the number of fully paid and nonassessable shares of Common Stock which the Warrantholder may at the time be entitled to purchase pursuant to this Warrant. The 250,000 shares of Common Stock subject to this Warrant and any other securities that the Company may be required by the operation of Section 3 to issue upon the exercise hereof are referred to herein as the "Warrant Shares." The "Exercise Period" shall mean the period commencing on the Date of Original Issuance for such Warrant Shares and ending at 5:00 P.M., Mountain Standard Time, on December 30, 2000 (the "Termination Date"), or if such date is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day. If this Warrant is not exercised on or prior to the Termination Date, this Warrant shall become void and all rights of the Warrantholder hereunder shall cease.

                  (c) METHOD OF EXERCISE. The Warrantholder may exercise this Warrant by surrender of this Warrant to the Company at its principal office in Phoenix, Arizona (or at such other address as the Company may designate by notice in writing to the Warrantholder at the address of the Warrantholder appearing on the books of the Company or such other address as the Warrantholder may designate in writing), together with the form of Election to Purchase included as Exhibit A hereto, duly completed and signed, and upon payment to the Company of the Warrant Price (as defined in Section 2) multiplied by the number of Warrant Shares being purchased upon such exercise (the "Aggregate Warrant Price"), together with all taxes applicable upon such exercise. Payment of the Aggregate Warrant Price shall be made in cash or by certified check or cashier's check, payable to the order of the Company.

                  (d) PARTIAL EXERCISE. At the election of the Warrantholder, this Warrant shall be exercisable in whole or in part at any time, and from time to time, during the Exercise Period.

                  (e) SHARE ISSUANCE UPON EXERCISE. Upon the exercise and surrender of this Warrant certificate and payment of the Aggregate Warrant Price, the Company shall issue and cause to be delivered with all reasonable dispatch to the Warrantholder, in such name or names as the Warrantholder may designate in writing, a certificate or certificates for the number of full Warrant Shares so purchased upon the exercise of the Warrant, together with cash, as provided in Section 4 hereof, with respect to any fractional Warrant Shares otherwise issuable upon such surrender and, if applicable, the Company shall issue and deliver a new Warrant to the Warrantholder for the number of Warrant Shares not so exercised. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of such Warrant Shares as of the close of business on the date of the surrender of the Warrant and payment of the Aggregate Warrant Price, notwithstanding that the certificates representing such Warrant Shares shall not actually have been delivered or that the stock transfer books of the Company shall then be closed.

         2. WARRANT PRICE. The price per share at which Warrant Shares shall be purchasable upon the exercise of this Warrant shall be $2.00 per share, subject to adjustment pursuant to Section 3 hereof (originally and as adjusted, the "Warrant Price").

         3. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND WARRANT PRICE. The Company agrees to reserve and shall keep reserved for issuance the number of shares of Common Stock issuable upon exercise of this Warrant. The number of Warrant Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

                  (a) In case the Company shall (1) pay a dividend or make a distribution in shares of its Common Stock, (2) subdivide its outstanding Common Stock into a greater number of shares, (3) combine its outstanding Common Stock into a smaller number of shares, or (4) issue by reclassification of its Common Stock any shares of capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value), the number of Warrant Shares issuable upon exercise of this Warrant and the Warrant Price in effect immediately prior thereto shall be adjusted as follows:

                          (i) The number of Warrant Shares issuable upon
exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such adjustment, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such adjustment; and

                          (ii) The Warrant Price shall be adjusted by
multiplying the Warrant Price in effect immediately prior to such adjustment by a fraction, the numerator of which shall be the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of Warrant Shares as so adjusted.

         An adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date in the case of a dividend or distribution (provided, however, that such adjustments shall be reversed if such dividends or distributions are not actually paid) and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this Section 3(a), the Warrantholder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be evidenced by a resolution) shall determine the allocation of the adjusted Warrant Price between or among the shares of such classes of capital stock.

                  (b) In case of any reclassification of the outstanding Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision, combination or stock dividend), or in case of any consolidation of the Company with, or merger of the Company into, another corporation wherein the Company is not the surviving entity, or in case of any sale of all, or substantially all, of the property, assets, business and goodwill of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall provide, by a written instrument delivered to the Warrantholder, that the Warrantholder shall thereafter be entitled, upon exercise of this Warrant, to the kind and amount of shares of stock or other equity securities, or other property or assets which would have been receivable by such Warrantholder upon such reclassification, consolidation, merger or sale, if this Warrant had been exercised immediately prior thereto. Such corporation, which thereafter shall be deemed to be the "Company" for purposes of this Warrant, shall provide in such written instrument for adjustments to the Warrant Price which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.

                  (c) No adjustment in the number of securities purchasable hereunder shall be required unless such adjustment would require an increase or decrease of at least five percent (5%) in the number of securities (calculated to the nearest full share or unit thereof) then purchasable upon the exercise of this Warrant; provided, however, that any adjustment which by reason of this
Section 3(c) is not required to be made immediately shall be carried forward and taken into account in any subsequent adjustment.

                  (d) For the purpose of this Section 3, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock of the Company at January 28, 1999, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value. In the event that at any time, as a result of an adjustment made pursuant to this Section 3, the Warrantholder shall become entitled to purchase any shares of the Company's capital stock other than Common Stock, thereafter the number of such other shares so purchasable upon the exercise of this Warrant and the Warrant Price of such shares shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in this
Section 3.

                  (e) Whenever the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant or the Warrant Price is adjusted as herein provided, the Company shall cause to be promptly mailed to the Warrantholder by first class mail, postage prepaid, notice of such adjustment and a certificate of the Company's chief financial officer setting forth the number of shares of Common Stock and/or other securities purchasable upon the exercise of this Warrant, the Warrant Price after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

                  (f) Irrespective of any adjustments in the Warrant Price or the number or kind of securities purchasable upon the exercise of this Warrant, the Warrant certificate or certificates theretofore or thereafter issued may continue to express the same price or number or kind of securities stated in this Warrant initially issuable hereunder.

         4. FRACTIONAL INTEREST. The Company shall not be required to issue fractional shares upon exercise of this Warrant, but shall pay an amount in cash equal to the closing price of the Company's Common Stock on the Nasdaq SmallCap Market or other trading market on the day preceding the date of the surrender of this Warrant pursuant to Section 1(c) hereof, or if there is no public market, cash equal to the then fair market value of the shares as reasonably determined by the Board of Directors of the Company, in its sole discretion, multiplied by such fraction.

         5. TRANSFER PROHIBITION. Neither this Warrant nor any rights hereunder may be sold, exchanged, conveyed, assigned, given, pledged, hypothecated or otherwise transferred by the Warrantholder.

         6. NO RIGHTS AS SHAREHOLDER; NOTICES TO WARRANTHOLDER. Prior to the exercise of this Warrant pursuant to the terms hereof, nothing contained in this Warrant shall be construed as conferring upon the Warrantholder any rights as a shareholder of the Company, either at law or in equity, including the right to vote, receive dividends, consent or receive notices as a shareholder with respect to any meeting of shareholders for the election of directors of the Company or for any other matter.

         7. NOTICES. Any notice given pursuant to this Warrant by the Company or by the Warrantholder shall be in writing and shall be deemed to have been duly given upon (a) personal delivery, (b) transmitter's confirmation of the receipt of a facsimile transmission, (c) confirmed delivery by a standard overnight carrier, or (d) the expiration of three business days after the day when mailed by United States Postal Service by certified or registered mail, return receipt requested, postage prepaid at the following addresses:

         If to the Company:

                  Bionutrics, Inc.
                  2425 E. Camelback Road, Suite 650
                  Phoenix, Arizona  85016
                  Attention:  George E. Duck, Jr.

         with a copy to:

                  O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A. One E. Camelback Road, Suite 1100
                  Phoenix, Arizona 85012
                  Attention: Jean E. Harris, Esq.

         If to the Warrantholder:

                  Ropart Investments LLC
                  100 Field Point road
                  Greenwich, Connecticut  06830
                  Attention:  Patricia Elliott

         with a copy to:

                  Finn Dixon & Herling
                  1 Landmark Square
                  Suite 1404
                  Stamford, Connecticut  06901
                  Attention:  Harold B. Finn III, Esq.

         Each party hereto may, from time to time, change the address to which notices to it are to be transmitted, delivered or mailed hereunder by notice in accordance herewith to the other party.

         8. INVESTMENT REPRESENTATION. The Warrantholder hereby represents to the Company that it is acquiring this Warrant for its own account, as principal, for investment and not with a view to or the intent to participate in, directly or indirectly, the resale, assignment, distribution or fractionalization of all or any part hereof. Further, the Warrantholder shall furnish the Company an investment letter, in form and substance satisfactory to the Company, prior to the issuance of any Warrant Shares or other securities issuable upon the exercise hereof, to the effect that such securities, and any additional securities of the Company for which such securities may be exercised or exchanged or into which they may ultimately be converted, if not registered pursuant to applicable state and federal securities laws, will be acquired for investment and not with a view to the sale or distribution thereof. The Warrantholder hereby further represents that it has been provided with, or given reasonable access to, full and fair disclosure of all material information regarding the Company, this Warrant, and the Common Stock.

         9.       GENERAL PROVISIONS.

                  (a) SUCCESSORS. All covenants and provisions of this Warrant shall bind and inure to the benefit of the respective successors and assigns of the parties hereto.

                  (b) CHOICE OF LAW. This Warrant and the rights of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Arizona, including all matters of construction, validity, performance, and enforcement, and without giving effect to the principles of any Arizona or other conflict-of-law provisions to the contrary.

                  (c) ENTIRE AGREEMENT. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations or agreements and all other oral, written, or other communications between them concerning the subject matter of this Warrant.

                  (d) SEVERABILITY. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

                  (e) CAPTIONS. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.

         IN WITNESS WHEREOF, the Company caused this Warrant to be duly executed as of the date first above written.

                                         BIONUTRICS, INC., a Nevada corporation


                                         By:  Ronald H. Lane
                                              ---------------------------------
                                         Its:  President
                                              ---------------------------------

         The Warrantholder hereby agrees to and accepts the terms and conditions of this Warrant this 28th day of January, 1999.

                                          FOR ROPART INVESTMENTS LLC

                                          /s/Robert B. Goergen
                                          -------------------------------------
                                          By:  Robert B. Goergen
                                              ---------------------------------
                                          Its:  Managing Member
                                              ---------------------------------

                                    EXHIBIT A

                              ELECTION TO PURCHASE


Bionutrics, Inc.
2425 E. Camelback Road, Suite 650
Phoenix, Arizona 85016

                  The undersigned hereby irrevocably elects to exercise the right of purchase set forth in the attached Warrant to purchase thereunder shares of the Common Stock (the "Warrant Shares") provided for therein and requests that the Warrant Shares be issued in the name of

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(Please Print Name, Address and SSN or EIN of Shareholder above)


Dated:
      --------------------

Name of Warrantholder or Assignee:
                                   --------------------------------------------
                                              (Please Print)


Signature:
          ---------------------------------------------------------------------
               (Signature must conform in all respects to name of holder as specified on the face of the Warrant.)

Address:
          -----------------------------------------------------------

          -----------------------------------------------------------

Aggregate Warrant Price Paid: $
                                --------------------
Method of payment:
                    ----------------------------------------------------------
                              (Please Print)

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Medallion Signature Guarantee (required if an assignment of Warrant Shares acquired on exercise is made upon exercise.)